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
For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


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                Please visit our tools page to download copies.
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--Registered Trademark--A I M Management Group, Inc. 1999--All Rights Reserved.
               A I M Distributors, Inc., Fund Management Company

                               PROXY INFORMATION

Beginning on May 6, shareholders of AIM Advisor MultiFlex Fund were mailed a proxy statement asking for approval of a Plan of Reorganization for the AIM Advisor MultiFlex Fund which provides for the reclassification and change of outstanding AIM Advisor MultiFlex Fund shares into shares of AIM Advisor Flex Fund of the same class.

You can go directly to General Questions and Answers About Proxy Voting, view the Annual Reports or, to make voting faster and more convenient, you may cast your vote by any of the following methods:

WAYS TO VOTE

BY INTERNET

(AIM Advisor MultiFlex Fund shareholders only) Online Proxy Voting. Enter the 12 digit control number listed on the proxy card, then follow the instructions on the site.

BY MAIL

(AIM Advisor MultiFlex Fund shareholders only) Complete and sign the proxy card and return it in the envelope enclosed with the shareholder mailing.

BY FAX

(AIM Advisor MultiFlex Fund shareholders only) Fax your proxy card to Shareholder Communications Corporation ("SCC"), the Funds' proxy solicitor, at 1-800-733-1885.

BY TELEPHONE

(AIM Advisor MultiFlex Fund shareholders only) Call toll free 1-800-464-5284. Enter the 12 digit control number listed on the proxy card, then follow the recorded instructions.

However you chose to vote, it is important that you vote now to save the expense of additional solicitations.

IF YOU HAVE ANY QUESTIONS...
AIM will assist shareholders in the voting process. Should you have any questions, we invite you to call AIM toll-free at 1-800-454-0327, any business day between 8 a.m. and 5 p.m. Central time.

If we have not received your proxy card as the date of the meeting approaches, a representative from SCC may call you to remind you to exercise your right to vote.

================================================================================


For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC INSURED][May Lose Value]
                                         [No Bank Guarantee]


                        A I M DISTRIBUTORS, INC. 5/1999



--Registered Trademark--A I M Management Group, Inc. 1999--All Rights Reserved.

                    QUESTIONS AND ANSWERS ABOUT PROXY VOTING
                              FOR SHAREHOLDERS OF
                           AIM ADVISOR MULTIFLEX FUND

We encourage you to read the proxy statement in full; however, the following questions and answers represent some typical questions that shareholders might have regarding the proxy statement.

1.  What am I being asked to vote on?

2.  How will this reorganization benefit me?

3.  Will the reorganization affect the value of my account?

4.  Are any sales charges applicable to this reorganization?

5. Are there any tax consequences to shareholders as a result of the reorganization?

6.  How does the Board recommend that I vote?

7.  Why should I bother to vote?

8.  Has AIM contracted for the services of a proxy solicitor?

9.  How do I register my vote?

10. Will my vote be confidential using the online proxy voting system?

11. How do I sign the proxy card?

12. When is the deadline for voting?


1. WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the reorganization of AIM Advisor MultiFlex Fund with AIM Advisor
Flex Fund.

AIM Advisor MultiFlex Fund is the acquired fund and AIM Advisor Flex Fund is the acquiring fund.

The shareholders of the AIM Advisor MultiFlex Fund will receive shares of the same class of the acquiring fund.

2. HOW WILL THIS REORGANIZATION BENEFIT ME?

The reorganization will move AIM Advisor MultiFlex shareholders into a fund with the same investment objective and an investment strategy that has produced superior historic returns. Shareholders should consider the following:

o The two Funds have the same investment objective, to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

o The total expenses of the AIM Advisor Flex Fund are lower than those of the AIM Advisor MultiFlex Fund.

o The AIM Advisor Flex Fund has outperformed the AIM Advisor MultiFlex Fund in every year but one since the inception of the two Funds.

o    AIM Advisor MultiFlex Fund's assets have declined since December 31, 1997.

3. WILL THE REORGANIZATION AFFECT THE VALUE OF MY ACCOUNT?

The value of your account will not change due to the merger. Your account value in the AIM Advisor MultiFlex Fund will be calculated based on the net asset value at the close of business on June 18, 1999. The total amount will be invested in the AIM Advisor Flex Fund according to a ratio based on the closing net asset values of the two Funds on June 18, 1999. The effective day for the merger is before the opening of business on June 21, 1999.

4. ARE ANY SALES CHARGES APPLICABLE TO THIS REORGANIZATION?

You will not pay any initial sales charge for shares of the acquiring funds received in connection with the reorganization.

5. ARE THERE ANY TAX CONSEQUENCES TO SHAREHOLDERS AS A RESULT OF THE REORGANIZATION?

The reorganization will be tax-free to the Funds and its shareholders.

6. HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote "FOR" all the proposals on the proxy card.

7. WHY SHOULD I BOTHER TO VOTE?

Every vote is important. If shareholders fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, AIM may have to do extra solicitations to obtain a quorum or re-mail proxies to shareholders, incurring unnecessary additional costs.

8. HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes. The proxy solicitor that AIM is using is Shareholder Communications Corporation. If we do not hear from you after a reasonable amount of time you may receive a telephone call from them reminding you to vote your shares.

9. HOW DO I REGISTER MY VOTE?

o You may indicate your vote on the proxy card and return it in the postage-paid envelope.

o You may fax the proxy card to Shareholder Communications Corporation, our proxy solicitor, at 1-800-733-1885.

o You may call in your vote to Shareholder Communications Corporation at 1-800-464-5284.

o You may vote your shares through our web site at http://www.aimfunds.com where you will find an icon for Online Proxy Voting.

10. WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The web proxy voting system offered by Proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

o Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between Proxycard.com web server and the shareholder's computer.

o Control Number - Each shareholder is required to enter his or her pre-issued control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her position.

o Firewall - To protect the confidentiality of your account records, Proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders' accounts. All account specific data remains behind our firewall.

11. HOW DO I SIGN THE PROXY CARD? (Does not apply if voting by Phone or
Internet)

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Jane A. Doe, Trustee."

12. WHEN IS THE DEADLINE FOR VOTING?

All votes must be received prior to the Shareholder Meeting, which will be held at 3:00 p.m. on June 16, 1999.


================================================================================


For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).


INVESTMENT PRODUCTS OFFERED ARE: [NOT FDIC INSURED][May Lose Value]
                                         [No Bank Guarantee]


                        A I M DISTRIBUTORS, INC. 5/1999



--Registered Trademark--A I M Management Group, Inc. 1999--All Rights Reserved.

                                 ANNUAL REPORTS

Below are links to the most recent annual reports in Portable Document Format for each of these AIM Funds.

Annual reports are in PDF format. You must have Adobe Acrobat Reader installed to view these documents. Please visit our Tools Download page to obtain this plug in.



AIM Advisor MultiFlex Fund

AIM Advisor Flex Fund

-------------------------------------------------------------------------------

For more complete information about AIM Funds, including sales charges and expenses, view or ask your financial consultant for a prospectus(es). Please read the prospectus(es) carefully before you invest or send money. For additional information, ask your financial consultant for an Investors Guide of the fund(s).

                         A I M DISTRIBUTORS, INC. 5/1999

 --Registered Trademark--A I M Management Group Inc. 1999--All Rights Reserved.

                                 PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy-- over the internet. To vote your shares, follow these four easy steps:

1.  Review the proxy statement you received in the mail.

2.  Enter the control number printed on your proxy card below.

3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.

4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

[           ]

[submit]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS A SHARES

                                    CLASS A

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS A SHARES

                                    CLASS A

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THIS PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS B SHARES

                                    CLASS B

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS B SHARES

                                    CLASS B

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THIS PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS C SHARES

                                    CLASS C

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN


IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   [Submit]

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE "BACK" BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                                    [ Back ]

[ ] Check this box and enter your e-mail address below if you want to be e-mailed a copy of your voted proxy. A confirmation will be sent after you press the "This Vote is Correct" button at the bottom of this page.


e-mail:  [           ]

                                Proxy Statement

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF

                  AIM ADVISOR MULTIFLEX FUND -- CLASS C SHARES

                                    CLASS C

                    (A PORTFOLIO OF AIM ADVISOR FUNDS, INC.)

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THIS PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

01. TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE RECLASSIFICATION OF SHARES OF AIM ADVISOR MULTIFLEX FUND INTO SHARES OF AIM ADVISOR FLEX FUND.

      [X]  FOR

      [ ]  AGAINST

      [ ]  ABSTAIN

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             Is this vote correct?
                             [This Vote is Correct]

If you want to change your vote, use a "Back" button to return to the previous page.

Your vote has been submitted. If you would like to vote another proxy, enter a control number below:

[        ]
  submit

===============================================================================


                             INTERNET PROXY VOTING
                    A NEW CONVENIENT WAY TO VOTE YOUR PROXY


PROXY VOTING - QUICK AND CONVENIENT
The enclosed proxy statement provides details on an important issue affecting AIM Advisor MultiFlex Fund. The Board of Directors recommends that you vote "FOR" the proposal.

AIM shareholders have a new way to vote - BY INTERNET. This means you can vote BY INTERNET 24 hours a day and receive a confirmation by e-mail. Please follow the simple instructions on this proxy insert.

If you are voting BY INTERNET, you SHOULD NOT mail your proxy card.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                    [ONLINE
                                     PROXY
                                     VOTING LOGO]


                        EASY STEPS TO VOTE BY INTERNET:

1.  Read the proxy statement and have your proxy card available.

2. Visit the AIM Web site (http://www.aimfunds.com) and click on the "Online Proxy Voting" featured graphic.

3.  When you are ready to vote, click on the "Online Proxy Voting" link.

4.  Enter the 12-digit CONTROL NUMBER shown on your proxy card.

5.  Follow the instructions as provided on the screen.


                           THANK YOU FOR YOUR VOTE !!


===============================================================================